Description of slides presented at the Union Planters Corporation 2002 Annual Shareholders’ meeting.

Slide 1

(Union Planters Corporation LOGO)

2002 Annual Shareholders Meeting

Memphis, Tennessee

April 18, 2002

Slide 2

Agenda

• Welcome

• Introductions

• Business Session

• Chairman’s Presentation

• Announcement of Results of Vote

• Questions

Slide 3

Business Session

• Presentation of Proposals

– Election of Directors

– Approval of Senior Management Performance Incentive Plan

– Approval of Amendment to the 1992 Stock Incentive Plan

– Ratification of Appointment of PWC as Outside Auditors

• Vote on Proposals

Slide 4

Chairman’s Comments

• Safe Harbor Statement

• Earnings & Value

• Capital Strength

• Dividends

• Stock Split

• Auditing Function

• Rankings

• Focus – The Main Thing

• Questions

Slide 5

Forward-Looking Statement Disclosure

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

Statements in this presentation regarding Union Planters Corporation’s business, which are not historical facts, are “forward-looking statements” that involve risks and uncertainties.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year.

Slide 6

Impact of Consistent Earnings Growth on Share Price

Line graph displaying the theoretical upward movement in stock price of a stock with consistent earnings growth over a three year period.

	Earnings	Stock Price
P/E ratio	growth	Current	Year 1	Year 2	Year 3
12	7%	$37	$39.59	$42.36	$45.33
14	7%	37	42.69	49.12	52.55
14	10%	37	43.89	51.91	57.10

Slide 7

Earnings per Share

Bar graph displaying increasing earnings per share which are:

First quarter 2001 $.77

Second quarter 2001 $.79

Third quarter 2001 $.81

Fourth quarter 2001 $.83

First quarter 2002 $.91

Slide 8

Quarter 1, 2002 Results

		-------better/(worse)-----
(Dollars in Thousands)	1 st QTR

  Last Yr

			%
Net interest Margin	$320,095	$9,069	2.9
Provision for Loss on Loans	44,991	(19,691)	(77.8)
Noninterest Income	175,373	10,459	6.3
Noninterest Expese	268,139	21,533	7.4
PreTax Income	182,338	21,370	13.3
Income Taxes	56,415	(1,814)	(3.3)
Net Income	$125,923	$19,556	18.4
EPS	$ 0.91	$ 0.14	18.2

(Quarterly Average and Dollars in Millions)

Loans	$ 24,383	$ (812)	(3.2)
Core Deposits	21,982	1,131	5.4
Deposits	23,615	501	2.2
Capital	3,219	242	8.1

Slide 9

Stock Price Appreciation

UPC 2001	32%
S&P 500 Index	-13%
Bank Index	-2.45%

Bar graph displaying stock prices of:

First quarter 2001 - $38.49

Second quarter 2001 - $43.60

Third quarter 2001 - $42.90

Fourth quarter 2001 - $45.13

First quarter 2002 - $47.39

4/17/2002 - $49.76

Slide 10

Impact of Consistent Earnings Growth on Share Price

Line graph displaying the theoretical upward movement in stock price of a stock with consistent earnings growth over a three year period and Union Planters Corporation stock price at April 17, 2002 of $49.76.

	Earnings	Stock Price
P/E ratio	growth	Current	Year 1	Year 2	Year 3
12	7%	$37	$39.59	$42.36	$45.33
14	7%	37	42.69	49.12	52.55
14	10%	37	43.89	51.91	57.10

Slide 11

Capital Ratio Growth

Bar graph displaying leverage ratios of:

First quarter 2001 6.61%

Second quarter 2001 6.87%

Third quarter 2001 7.23%

Fourth quarter 2001 7.56%

First quarter 2002 7.85%

And Capital in billions:

First quarter 2001 $3.09

Second quarter 2001 $3.13

Third quarter 2001 $3.21

Fourth quarter 2001 $3.22

First quarter 2002 $3.23

Slide 12

Dividends

Bar graph displaying per share Reported Earnings, Cash Earnings and Dividends of:

	Reported earnings	Cash earnings	Dividends	Dividends as % of reported earnings
First quarter 2001	$ ..77	$ ..87	$ ..50	65%
Second quarter 2001	.79	.89	.50	63%
Third quarter 2001	.81	.96	.50	62%
Fourth quarter 2001	.83	.87	.50	60%
First quarter 2002	.91	.91	.50	55%

Slide 13

Stock Split

• 3 for 2

• Effective Date

• New Per-share Dividend Comparable

Slide 14

Auditing Function

• External

• Internal

• Tax Services

• Consulting Services

Slide 15

Rankings

				Total Return to Investors
	Super		Market	2001 Rank		10 Year Annual
	Rank	Profits	Value	%	#	%	Rank
Forbes 500	227	180	318	----	----	----	----

Fortune 500	489	176	254	32.4	88	16.6	105

Slide 16

The Main Thing

• Internally focused – UPExcel

• Mergers & Acquisitions Activity

Slide 17

Union Planters Corporation logo